Cincinnati Financial Corporation
Supplemental Financial Data
March 31, 2007
First Quarter

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
513-870-2768	513-603-5323		513-870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of May 2, 2007, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2006. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Certain 2006 interim period data has been updated to correct rounding differences.

Supplemental Financial Data
First Quarter 2007

	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	5/2/2007

Consolidated
Quick Reference	4	5/2/2007
Consolidated Statements of Income	5	5/2/2007
CFC and Subsidiary Consolidation – Three Months Ended March 31, 2007	6	5/2/2007
CFC and Subsidiary Consolidation – Three Months Ended March 31, 2006	7	5/2/2007
Consolidated Balance Sheets	8	5/2/2007
10-Year Net Income Reconciliation	9	5/2/2007
Quarterly Net Income Reconciliation	10	5/2/2007
Top Holdings -- Common Stocks	11	5/2/2007

Property Casualty Insurance Operations
GAAP Statements of Income	12	5/2/2007
Statutory Statements of Income	13	5/2/2007
Statutory Quarterly Analysis – Consolidated	14	5/2/2007
Statutory Quarterly Analysis – Commercial Lines	15	5/2/2007
Statutory Quarterly Analysis – Personal Lines	16	5/2/2007
Direct Written Premiums by Line of Business and State	17	5/2/2007
Quarterly Property Casualty Data – Commercial Lines of Business	18	5/2/2007
Quarterly Property Casualty Data – Personal Lines of Business	19	5/2/2007

Reconciliation Data
10-Year Property Casualty Data – Consolidated	20	5/2/2007
6-Year Property Casualty Data – Commercial Lines	21	5/2/2007
6-Year Property Casualty Data – Personal Lines	22	5/2/2007
Quarterly Property Casualty Data – Consolidated	23	5/2/2007
Quarterly Property Casualty Data – Commercial Lines	24	5/2/2007
Quarterly Property Casualty Data – Personal Lines	25	5/2/2007

Life Insurance Operations
GAAP Statements of Income	26	5/2/2007
Statutory Statements of Income	27	5/2/2007
Expenses as a Percentage of Premium	28	5/2/2007

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains or losses are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare consolidated financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of a $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

○

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2007 First-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - First Quarter 2007
(all data shown is for the three months ended or as of March 31, 2007)
(Based on reported data - see Pages 25-27 for adjusted data)
(Dollars in millions except share data)
Revenues:		Benefits and expenses:
Commercial lines net written premiums	$693	Commercial lines loss and loss expenses	$354
Year-over-year percentage change	3.8%	Year-over-year percentage change	0.0%
Personal lines net written premiums	$153	Personal lines loss and loss expenses	$104
Year-over-year percentage change	(5.1)%	Year-over-year percentage change	(12.0)%
Property casualty net written premiums	$846	Property casualty loss and loss expenses	$458
Year-over-year percentage change	2.1%	Year-over-year percentage change	(3.0)%
Commercial lines net earned premiums	$604	Life and accident and health losses and policy benefits	$27
Year-over-year percentage change	3.7%	Year-over-year percentage change	(9.8)%
Personal lines net earned premiums	$181	Operating expenses	$262
Year-over-year percentage change	(7.6)%	Year-over-year percentage change	1.4%
Property casualty net earned premiums	$785	Interest expenses	$13
Year-over-year percentage change	0.8%	Year-over-year percentage change	2.0%
Life and accident and health net earned premiums	$30	Total expenses	$760
Year-over-year percentage change	15.7%	Year-over-year percentage change	(1.7)%
Investment income	$148	Income before income taxes	$271
Year-over-year percentage change	7.1%	Year-over-year percentage change	(67.5)%
Realized gains on investments	$62	Total income tax	$77
Year-over-year percentage change	(90.6)%	Year-over-year percentage change	(72.7)%
Other income	$6	Effective tax rate	28.4%
Year-over-year percentage change	32.4%
Total revenues	$1,031	Ratios:
Year-over-year percentage change	(35.9)%
		Commercial lines GAAP combined ratio	88.9%
Income:		Personal lines GAAP combined ratio	92.0%
		Property casualty GAAP combined ratio	89.6%
Operating income	$153
Year-over-year percentage change	16.4%	Commercial lines STAT combined ratio	86.5%
Net realized investment gains and losses	$41	Personal lines STAT combined ratio	93.5%
Year-over-year percentage change	(90.2)%	Property casualty STAT combined ratio	87.7%
Net income	$194
Year-over-year percentage change	(64.8)%	Return on equity based upon net income	11.5%
		Return on equity based upon operating income	9.1%
Per share (diluted):
		Balance Sheet:
Operating income	$0.88
Year-over-year percentage change	18.9%	Fixed maturity investments	$5,864
Net realized investment gains and losses	$0.23	Equity securities	7,687
Year-over-year percentage change	(90.4)%	Short-term investments	19
Net income	$1.11	Other invested assets	71
Year-over-year percentage change	(64.5)%	Total invested assets	$13,641
Book value	$39.08
Year-over-year percentage change	9.0%	Property casualty and life loss and loss expense reserves	$3,928
Weighted average shares -- diluted	174,274,157	Total debt	840
Year-over-year percentage change	(1.1)%	Shareholders equity	6,708

2007 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended March 31,
	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$827,290,658	$816,042,728	$11,247,930	1.38
Life	38,946,474	34,874,544	4,071,930	11.68
Accident health	1,758,851	1,733,897	24,954	1.44
Premiums ceded	(53,348,919)	(48,610,706)	(4,738,213)	9.75
Total premiums earned	814,647,064	804,040,463	10,606,601	1.32
Investment income	148,394,366	138,533,053	9,861,313	7.12
Realized gain on investments	62,178,232	660,230,900	(598,052,668)	(90.58)
Other income	5,688,868	4,297,510	1,391,358	32.38
Total revenues	$1,030,908,530	$1,607,101,926	$(576,193,396)	(35.85)
Benefits & expenses:
Losses & policy benefits	$515,031,815	$523,561,864	$(8,530,049)	(1.63)
Reinsurance recoveries	(30,808,929)	(22,275,639)	(8,533,290)	38.31
Commissions	170,152,772	165,724,962	4,427,810	2.67
Other operating expenses	84,040,679	80,153,365	3,887,314	4.85
Interest expense	13,092,923	12,840,294	252,629	1.97
Taxes, licenses & fees	19,942,931	24,265,452	(4,322,521)	(17.81)
Incr deferred acq expense	(15,654,691)	(14,459,113)	(1,195,578)	8.27
Other expenses	4,163,281	3,332,207	831,074	24.94
Total expenses	$759,960,781	$773,143,392	$(13,182,611)	(1.71)
Income before income taxes	$270,947,749	$833,958,534	$(563,010,785)	(67.51)
Provision for income taxes:
Current operating income	$55,525,989	$52,521,171	$3,004,818	5.72
Realized investments gains and losses	21,059,042	239,649,184	(218,590,142)	(91.21)
Deferred	234,546	(10,198,514)	10,433,060	(102.30)
Total income taxes	$76,819,577	$281,971,841	$(205,152,264)	(72.76)
Net income	$194,128,172	$551,986,693	$(357,858,521)	(64.83)
Comprehensive net income	$12,947,899	$240,437,206	$(227,489,307)	(94.61)
Operating income	$153,008,982	$131,404,977	$21,604,005	16.44
Net realized investments gains and losses	$41,119,190	$420,581,716	$(379,462,526)	(90.22)
Net income per share:
Operating income	$0.88	$0.75	$0.13	17.33
Net realized investments gains and losses	0.24	2.42	(2.18)	(90.08)
Net income per share (basic)	$1.12	$3.17	$(2.05)	(64.67)
Operating income	$0.88	$0.74	$0.14	18.92
Net realized investments gains and losses	0.23	2.39	(2.16)	(90.38)
Net income per share (diluted)	$1.11	$3.13	$(2.02)	(64.54)
Dividends per share:
Paid	$0.335	$0.305	$0.03	9.84
Declared	0.355	0.335	0.02	5.97
Number of shares:
Weighted avg - basic	172,648,988	174,178,090	(1,529,102)	(0.88)
Weighted avg - diluted	174,274,157	176,127,404	(1,853,247)	(1.05)

2007 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$827,290,658	$-	$827,572,247	$-	$-	$-	$(281,589)
Life	38,946,474	-	-	38,946,474	-	-	-
Accident health	1,758,851	-	-	1,758,851	-	-	-
Premiums ceded	(53,348,919)	-	(43,062,577)	(10,286,342)	-	-	-
Total earned premium	814,647,064	-	784,509,670	30,418,983	-	-	(281,589)
Investment income	148,394,366	23,901,549	96,609,154	28,312,584	610	60,444	(489,975)
Realized gain on investments	62,178,232	20,568,924	29,908,765	8,144,413	-	(7,639)	3,563,769
Other income	5,688,868	2,414,799	1,587,659	1,365,571	2,767,261	623,172	(3,069,594)
Total revenues	$1,030,908,530	$46,885,272	$912,615,248	$68,241,551	$2,767,871	$675,977	$(277,389)

Benefits & expenses:
Losses & policy benefits	$515,031,815	$-	$478,692,221	$36,890,212	$-	$-	$(550,618)
Reinsurance recoveries	(30,808,929)	-	(21,156,004)	(9,652,925)	-	-	-
Commissions	170,152,772	-	161,213,497	8,939,275	-	-	-
Other operating expenses	84,040,679	5,184,101	73,340,516	7,485,553	959,996	250,608	(3,180,095)
Interest expense	13,092,923	12,359,761	-	-	744,031	-	(10,869)
Taxes, licenses & fees	19,942,931	306,756	18,655,793	946,862	18,075	15,445	-
Incr deferred acq expenses	(15,654,691)	-	(11,718,254)	(3,936,437)	-	-	-
Other expenses	4,163,281	-	4,163,217	64	-	-	-
Total expenses	$759,960,781	$17,850,618	$703,190,986	$40,672,604	$1,722,102	$266,053	$(3,741,582)

Income before income taxes	$270,947,749	$29,034,654	$209,424,262	$27,568,947	$1,045,769	$409,924	$3,464,193

Provision for income taxes:
Current operating income	$55,525,989	$1,638,528	$50,616,959	$2,700,754	$417,915	$151,833	$-
Capital gains/losses	21,059,042	7,554,673	10,633,068	2,870,544	-	757	-
Deferred	234,546	710,111	(5,755,376)	4,059,429	11,579	(3,665)	1,212,468
Total income tax	$76,819,577	$9,903,312	$55,494,651	$9,630,727	$429,494	$148,925	$1,212,468

Net income - current year	$194,128,172	$19,131,342	$153,929,611	$17,938,220	$616,275	$260,999	$2,251,725

Net income - prior year	$551,986,693	$269,706,489	$245,881,648	$35,063,666	$319,315	$325,708	$689,867

Change in net income	-64.8%	-92.9%	-37.4%	-48.8%	93.0%	-19.9%

2007 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$816,042,728	$-	$816,236,753	$-	$-	$-	$(194,025)
Life	34,874,544	-	-	34,874,544	-	-	-
Accident health	1,733,897	-	-	1,733,897	-	-	-
Premiums ceded	852,651,169	-	816,236,753	36,608,441	-	-	(194,025)
Total earned premium	804,040,463	-	777,946,657	26,287,831	-	-	(194,025)
Investment income	138,533,053	23,676,422	89,315,960	26,275,186	-	44,602	(779,117)
Realized gain on investments	660,230,900	410,816,802	206,169,965	42,334,256	-	339	909,538
Other income	4,297,510	2,488,780	665,946	746,054	2,797,693	576,426	(2,977,389)
Total revenues	$1,607,101,926	$436,982,004	$1,074,098,528	$95,643,327	$2,797,693	$621,367	$(3,040,993)

Benefits & expenses:
Losses & policy benefits	$524,355,214	$-	$494,777,921	$30,127,971	$-	$-	$(550,678)
Reinsurance recoveries	(23,068,989)	-	(23,140,637)	71,648	-	-	-
Commissions	165,724,962	-	157,318,046	8,406,916	-	-	-
Other operating expenses	80,153,365	5,317,550	69,594,847	6,142,293	1,991,705	122,837	(3,015,867)
Interest expense	12,840,294	12,840,294	-	-	535,782	-	(535,782)
Taxes, licenses & fees	24,265,452	247,926	23,462,757	830,409	(287,529)	11,889	-
Incr deferred acq expenses	(14,459,113)	-	(9,516,708)	(4,942,405)	-	-	-
Other expenses	3,332,207	-	3,332,143	64	-	-	-
Total expenses	$773,143,392	$18,405,770	$715,828,369	$40,636,896	$2,239,958	$134,726	$(4,102,327)

Income before income taxes	$833,958,534	$418,576,234	$358,270,159	$55,006,431	$557,735	$486,641	$1,061,334

Provision for income taxes:
Current operating income	$52,521,171	$1,110,956	$48,910,938	$2,133,775	$204,800	$160,702	$-
Capital gains/losses	239,649,184	152,547,228	72,285,085	14,816,990	-	(119)	-
Deferred	(10,198,514)	(4,788,439)	(8,807,512)	2,992,000	33,620	350	371,467
Total income tax	$281,971,841	$148,869,745	$112,388,511	$19,942,765	$238,420	$160,933	$371,467

Net income - current year	$551,986,693	$269,706,489	$245,881,648	$35,063,666	$319,315	$325,708	$689,867

Net income - prior year	$144,356,404	$8,460,899	$123,801,916	$10,414,582	$847,765	$282,744	$548,498

Change in net income	282.4%	3087.7%	98.6%	236.7%	-62.3%	15.2%

2007 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	March 31,	December 31,
	2007	2006
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2007—$5,785; 2006—$5,739)	$ 5,864	$ 5,805
Equity securities, at fair value (cost: 2007—$2,802; 2006—$2,621)	7,687	7,799
Short-term investments, at fair value (amortized cost: 2007—$19; 2006—$95)	19	95
Other invested assets	71	60
Total investments	13,641	13,759

Cash and cash equivalents	197	202
Securities lending collateral	984	-
Investment income receivable	117	121
Finance receivable	103	108
Premiums receivable	1,173	1,128
Reinsurance receivable	727	683
Prepaid reinsurance premiums	12	13
Deferred policy acquisition costs	467	453
Property and equipment, net, for company use (accumulated depreciation: 2007—$268; 2006—$261)	204	193
Other assets	85	58
Separate accounts	511	504
Total assets	$ 18,221	$ 17,222

Liabilities
Insurance reserves
Losses and loss expense	$ 3,928	$ 3,896
Life policy reserves	1,427	1,409
Unearned premiums	1,640	1,579
Securities lending payable	984	-
Other liabilities	652	533
Deferred income tax	1,531	1,653
Notes payable	49	49
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	511	504
Total liabilities	11,513	10,414

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2007-500 million shares, 2006- 500 million shares; issued: 2007-196 million shares, 2006-196 million shares	392	391
Paid-in capital	1,027	1,015
Retained earnings	2,923	2,786
Accumulated other comprehensive income	3,193	3,379
Treasury stock at cost (2007—24 million shares, 2006—23 million shares)	(827)	(763)
Total shareholders' equity	6,708	6,808
Total liabilities and shareholders' equity	$ 18,221	$ 17,222

2007 First-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Net income	$930	$602	$584	$374	$238	$193	$118	$255	$242	$299
One-time item	-	-	-	15	-	-	(25)	-	-	-
Net income before one-time item	930	602	584	389	238	193	93	255	242	299
Net realized investment gains and losses	434	40	60	(27)	(62)	(17)	(2)	-	43	45
Operating income before one-time item	496	562	524	416	300	210	95	255	199	254
Less catastrophe losses	(113)	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)
Operating income before catastrophe losses and one-time item	$609	$644	$620	$479	$357	$252	$128	$279	$260	$271

Diluted per share data
Net income	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61
One-time item	-	-	-	0.09	-	-	(0.14)	-	-	-
Net income before one-time item	5.30	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61
Net realized investment gains and losses	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	-	0.23	0.26
Operating income before one-time item	2.82	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35
Less catastrophe losses	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)
Operating income before catastrophe losses and one-time item	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.48

Return on equity
Return on average equity	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%
One-time item	-	-	-	(0.3)	-	-	0.4	-	-	-
Return on average equity before one-time item	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%

Return on equity based on comprehensive income
ROE based on comprehensive income	16.4%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%
One-time item	-	-	-	(0.3)	-	-	0.4	-	-	-
ROE based on comprehensive income before one-time item	16.4%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%

Investment income
Investment income, net of expenses	$570	$526	$492	$465	$445	$421	$415	$387	$368	$349
BOLI	-	-	-	-	-	-	(5)	-	-	-
Investment income before BOLI	$570	$526	$492	$465	$445	$421	$410	$387	$368	$349

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2007 First-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net income				$194	$130	$115	$132	$552		$684		$800		$930
Net realized investment gains and losses				41	8	-	6	421		426		427		434
Operating income				153	122	115	126	131		258		373		496
Less catastrophe losses				(2)	(29)	(18)	(41)	(26)		(67)		(85)		(113)
Operating income before catastrophe losses				$155	$151	$133	$167	$157		$325		$458		$609

Diluted per share data
Net income				$1.11	$0.75	$0.66	$0.76	$3.13		$3.90		$4.56		$5.30
Net realized investment gains and losses				0.23	0.05	-	0.04	2.39		2.43		2.43		2.48
Operating income				0.88	0.70	0.66	0.72	0.74		1.47		2.13		2.82
Less catastrophe losses				(0.01)	(0.16)	(0.10)	(0.24)	(0.14)		(0.38)		(0.48)		(0.65)
Operating income before catastrophe losses				$0.89	$0.86	$0.76	$0.96	$0.88		$1.85	$	$2.61		$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.  The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 First-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for three months ended March 31, 2007
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,816	37.8%	$31
Exxon Mobil Corporation	112	621	8.3	3
The Procter & Gamble Company	203	472	6.3	2
National City Corporation	171	365	4.9	4
PNC Financial Services Group, Inc.	62	339	4.6	3
AllianceBernstein Holding L.P.	69	302	4.1	5
U.S. Bancorp	184	276	3.7	3
Johnson & Johnson	218	241	3.2	1
Wyeth	62	222	3.0	1
Wells Fargo & Company	103	194	2.6	2
Piedmont Natural Gas Company, Inc.	64	149	2.0	1
Sky Financial Group, Inc.	91	125	1.7	1
Wachovia Corp	102	103	1.4	1
All other common stock holdings	845	1,223	16.4	9
Total	$2,569	$7,448	100.0%	$67

2007 First-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended March 31,
		2007		2006		Change	% Change
Revenues:
Premiums earned:
Property casualty		$827,572,247		$816,236,753		$11,335,494	1.39
Life		-		-		-	-
Accident health		-		-		-	-
Premiums ceded		(43,062,577)		(38,290,096)		(4,772,481)	12.46
Total premiums earned		784,509,670		777,946,657		6,563,013	0.84
Investment income		96,609,154		89,315,960		7,293,194	8.17
Realized gain on investments		29,908,765		206,169,965		(176,261,200)	(85.49)
Other income		1,587,659		665,946		921,713	138.41
Total revenues		$912,615,248		$1,074,098,528		$(161,483,280)	(15.03)

Benefits & expenses:
Losses & policy benefits		$478,692,221		$494,777,921		$(16,085,700)	(3.25)
Reinsurance recoveries		(21,156,004)		(23,140,637)		1,984,633	(8.58)
Commissions		161,213,497		157,318,046		3,895,451	2.48
Other operating expenses		73,340,516		69,594,847		3,745,669	5.38
Interest expense		-		-		-	-
Taxes, licenses & fees		18,655,793		23,462,757		(4,806,964)	(20.49)
Incr deferred acq expense		(11,718,254)		(9,516,708)		(2,201,546)	23.13
Other expenses		4,163,217		3,332,143		831,074	24.94
Total expenses		$703,190,986		$715,828,369		$(12,637,383)	(1.77)
Income before income taxes		$209,424,262		$358,270,159		$(148,845,897)	(41.55)

Provision for income taxes:
Current operating income		$50,616,959		$48,910,938		$1,706,021	3.49
Current realized investments gains and losses		10,633,068		72,285,085		(61,652,017)	(85.29)
Deferred		(5,755,376)		(8,807,512)		3,052,136	(34.65)
Total income taxes		$55,494,651		$112,388,511		$(56,893,860)	(50.62)
	$		$		$
Net income		153,929,611		245,881,648		(91,952,037)	(37.40)

2007 First-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended March 31,
	2007	2006	% Change
Underwriting income
Net premiums written	$845,799,750	$828,775,078	2.05
Unearned premiums increase	61,290,080	50,828,418	20.58
Earned premiums	784,509,670	777,946,660	0.84

Losses incurred	370,753,035	388,689,030	(4.61)
Allocated loss expenses incurred	39,076,308	33,233,518	17.58
Unallocated loss expenses incurred	47,706,874	49,714,738	(4.04)
Other underwriting expenses incurred	244,742,340	235,921,105	3.74
Workers compensation dividend incurred	3,649,164	3,917,858	(6.86)

Total underwriting deductions	$705,927,721	$711,476,249	(0.78)
Net underwriting gain (loss)	78,581,950	66,470,411	18.22

Investment income
Gross investment income earned	97,847,031	90,155,865	8.53
Net investment income earned	96,629,259	89,224,775	8.30
Net realized capital gains	19,559,182	134,243,729	(85.43)
Net investment gains (excl. subs)	$116,188,441	$223,468,504	(48.01)
Dividend from subsidiary	-	-	-
Net investment gains	$116,188,441	$223,468,504	(48.01)

Other income	$1,516,535	$509,014	197.94

Net income before federal income taxes	$196,286,926	$290,447,929	(32.42)
Federal and foreign income taxes incurred	$49,751,322	$48,138,557	3.35
Net income (statutory)	$146,535,604	$242,309,372	(39.53)
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written				$846	$755	$780	$814	$829		$1,643		$2,423		$3,178
Net premiums earned				$785	$802	$791	$793	$778		$1,571		$2,362		$3,164

Losses paid				$365	$375	$366	$379	$345		727		$1,094		$1,469
Loss reserve change				6	4	66	60	42		101		167		172
Total losses incurred				$371	$379	$432	$439	$387		$828		$1,261		$1,641
Allocated loss expense paid				31	37	33	31	27		59		91		127
Allocated loss expense reserve change				8	35	8	7	6		13		20		56
Total allocated loss expense incurred				$39	$72	$41	$38	$33		$72		$111		$183
Unallocated loss expense paid				46	49	39	39	40		78		117		167
Unallocated loss expense reserve change				2	2	4	3	10		12		15		17
Total unallocated loss expense incurred				$48	$51	$43	$42	$50		$90		$132		$184
Underwriting expenses incurred				248	251	243	232	240		471		715		965
Underwriting profit (loss)				$79	$49	$32	$42	$67		$110		$143		$191

Loss Detail
Losses $1 million or more				$50	$63	$61	$46	$32		$79		$139		$203
Losses $250 thousand to $1 million				48	43	49	48	38		86		135		178
Development and case reserve increases of $250,000 or more				53	64	49	52	49		102		151		215
Large losses subtotal				$151	$170	$159	$146	$119		$267		$425		$596
IBNR incurred				7	(57)	11	(5)	6		1		11		(47)
Catastrophe losses incurred				3	44	27	64	39		103		131		175
Remaining incurred				210	222	235	234	223		457		694		917
Total losses incurred				$371	$379	$432	$439	$387		$828		$1,261		$1,641

Ratio Data
Loss ratio				47.2%	47.2%	54.8%	55.4%	49.9%		52.7%		53.4%		51.9%
Allocated loss expense ratio				5.0	9.0	5.0	4.8	4.3		4.6		4.7		5.8
Unallocated loss expense ratio				6.1	6.4	5.4	5.1	6.4		5.7		5.6		5.8
Net underwriting expense ratio				29.4	33.3	31.2	28.4	29.0		28.7		29.5		30.4
Statutory combined ratio				87.7%	95.9%	96.4%	93.7%	89.6%		91.7%		93.2%		93.9%
Statutory combined ratio excluding catastrophes				87.3%	90.4%	92.9%	85.7%	84.6%		85.1%		87.7%		88.4%

Loss Ratio
Losses $1 million or more				6.4%	7.9%	7.6%	6.0%	4.2%		5.1%		5.9%		6.4%
Losses $250 thousand to $1 million				6.0	5.3	6.2	6.0	4.9		5.5		5.7		5.6
Development and case reserve increases of $250,000 or more				6.8	8.0	6.3	7.4	6.3		6.9		6.4		6.8
Large losses subtotal				19.2%	21.2%	20.1%	19.4%	15.4%		17.5%		18.0%		18.8%
IBNR incurred				1.0	(7.2)	1.3	1.3	0.8		1.1		0.5		(1.4)
Total catastrophe losses incurred				0.4	5.5	3.5	8.0	5.0		6.5		5.5		5.5
Remaining incurred				26.6	27.7	29.9	26.7	28.7		27.6		29.4		29.0
Total loss ratio				47.2%	47.2%	54.8%	55.4%	49.9%		52.7%		53.4%		51.9%

Loss Claim Count
Losses $1 million or more				28	33	32	26	14		40		72		105
Losses $250 thousand to $1 million				108	97	103	88	95		183		286		383
Development and case reserve increases of $250,000 or more				93	94	104	85	85		170		274		368
Large losses total				229	224	239	199	194		393		632		856

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written				$693	$589	$582	$603	$668		$1,271		$1,853		$2,442
Net premiums earned				$604	$619	$602	$599	$582		$1,181		$1,783		$2,402

Losses paid				$260	$256	$247	$251	$233		$485		$732		$988
Loss reserve change				23	5	63	53	53		105		168		174
Total losses incurred				$283	$261	$310	$304	$286		$590		$900		$1,162
Allocated loss expense paid				28	33	30	28	24		52		81		114
Allocated loss expense reserve change				8	37	7	6	5		12		19		56
Total allocated loss expense incurred				$36	$70	$37	$34	$29		$64		$100		$170
Unallocated loss expense paid				32	34	27	27	28		54		81		116
Unallocated loss expense reserve change				3	3	3	3	10		13		15		18
Total unallocated loss expense incurred				$35	$37	$30	$30	$38		$67		$96		$134
Underwriting expenses incurred				193	194	185	172	179		349		536		727
Underwriting profit (loss)				$57	$57	$40	$59	$50		$111		$151		$209

Loss Detail
Losses $1 million or more				$45	$59	$51	$40	$30		$70		$121		$180
Losses $250 thousand to $1 million				38	35	37	39	28		67		104		139
Development and case reserve increases of $250,000 or more				49	58	45	45	44		90		135		193
Large losses subtotal				$132	$152	$133	$124	$102		$227		$360		$512
IBNR incurred				7	(45)	10	(6)	6		-		10		(36)
Catastrophe losses incurred				10	11	14	34	29		63		77		89
Remaining incurred				134	143	153	152	149		300		453		597
Total losses incurred				$283	$261	$310	$304	$286		$590		$900		$1,162

Ratio Data
Loss ratio				46.8%	42.2%	51.5%	50.7%	49.2%		50.0%		50.5%		48.4%
Allocated loss expense ratio				5.9	11.3	6.0	5.7	5.1		5.4		5.6		7.1
Unallocated loss expense ratio				6.0	6.0	5.0	4.9	6.5		5.7		5.4		5.5
Net underwriting expense ratio				27.8	32.9	31.6	28.3	26.7		27.5		28.8		29.8
Statutory combined ratio				86.5%	92.4%	94.1%	89.6%	86.5%		88.6%		90.3%		90.8%
Statutory combined ratio excluding catastrophes				84.7%	90.5%	91.7%	84.0%	82.4%		83.3%		86.0%		87.1%

Loss Ratio
Losses $1 million or more				7.4%	9.6%	8.5%	6.6%	5.2%		5.9%		6.8%		7.5%
Losses $250 thousand to $1 million				6.2	5.6	6.1	6.5	4.8		5.7		5.8		5.8
Development and case reserve increases of $250,000 or more				8.2	9.4	7.5	7.6	7.6		7.6		7.6		8.0
Large losses subtotal				21.8%	24.6%	22.1%	20.7%	17.6%		19.2%		20.2%		21.3%
IBNR incurred				1.2	(7.3)	1.7	(1.0)	1.0		-		0.6		(1.5)
Total catastrophe losses incurred				1.8	1.9	2.3	5.6	5.1		5.3		4.3		3.7
Remaining incurred				22.0	23.0	25.4	25.4	25.5		25.5		25.4		24.9
Total loss ratio				46.8%	42.2%	51.5%	50.7%	49.2%		50.0%		50.5%		48.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Net premiums written				$153	$166	$198	$211	$161		$372		$570		$736
Net premiums earned				$181	$183	$189	$194	$196		$390		$579		$762

Losses paid				$105	$119	$119	$128	$112		$242		$362		$481
Loss reserve change				(17)	(1)	3	7	(11)		(4)		(1)		(2)
Total losses incurred				$88	$118	$122	$135	$101		$238		$361		$479
Allocated loss expense paid				3	4	3	3	4		7		10		13
Allocated loss expense reserve change				-	(2)	1	1	1		1		1		-
Total allocated loss expense incurred				$3	$2	$4	$4	$5		$8		$11		$13
Unallocated loss expense paid				14	15	12	12	12		24		36		51
Unallocated loss expense reserve change				(1)	(1)	1	-	-		(1)		-		(1)
Total unallocated loss expense incurred				$13	$14	$13	$12	$12		$23		$36		$50
Underwriting expenses incurred				55	57	58	60	61		122		179		238
Underwriting profit (loss)				$22	$(8)	$(8)	$(17)	$17		$(1)		$(8)		$(18)

Loss Detail
Losses $1 million or more				$5	$4	$10	$6	$2		$9		$18		$23
Losses $250 thousand to $1 million				10	8	12	9	10		19		31		39
Development and case reserve increases of $250,000 or more				4	6	4	7	5		12		16		22
Large losses subtotal				$19	$18	$26	$22	$17		$40		$65		$84
IBNR incurred				-	(12)	1	1	-		1		1		(11)
Catastrophe losses incurred				(7)	33	13	30	10		40		54		86
Remaining incurred				76	79	82	82	74		157		241		320
Total losses incurred				$88	$118	$122	$135	$101		$238		$361		$479

Ratio Data
Loss ratio				48.9%	64.4%	65.1%	70.0%	52.2%		61.1%		62.4%		62.9%
Allocated loss expense ratio				1.8	1.2	1.9	2.1	1.7		1.9		2.0		1.7
Unallocated loss expense ratio				6.6	7.8	6.6	5.8	6.2		6.0		6.1		6.6
Net underwriting expense ratio				36.2	34.3	30.4	28.5	38.0		32.6		31.8		32.4
Statutory combined ratio				93.5%	107.7%	104.0%	106.4%	98.1%		101.6%		102.3%		103.6%
Statutory combined ratio excluding catastrophes				97.6%	89.8%	96.9%	90.8%	93.1%		91.3%		93.1%		92.3%

Loss Ratio
Losses $1 million or more				3.0%	2.2%	5.0%	3.5%	1.2%		2.3%		3.2%		3.0%
Losses $250 thousand to $1 million				5.4	4.5	6.4	4.4	5.3		4.9		5.4		5.2
Development and case reserve increases of $250,000 or more				2.2	3.4	2.1	3.5	2.7		3.1		2.8		2.9
Large losses subtotal				10.6%	10.1%	13.5%	11.4%	9.2%		10.3%		11.4%		11.1%
IBNR incurred				-	(6.8)	0.1	0.7	-		0.3		0.3		(1.5)
Total catastrophe losses incurred				(4.1)	17.9	7.1	15.6	5.0		10.3		9.2		11.3
Remaining incurred				42.4	43.2	44.4	42.3	38.0		40.2		41.5		42.0
Total loss ratio				48.9%	64.4%	65.1%	70.0%	52.2%		61.1%		62.4%		62.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2007
(Dollars in millions)
											3/31/2007	3/31/2006
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change
State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%

AL	$5.6	$4.5	$2.3	$0.4	$2.0	$0.5	$0.1	$3.4	$4.8	$1.0	$24.5	$21.7	12.7
AZ	3.9	1.8	2.3	0.1	0.3	0.1	0.1	0.0	0.0	0.0	8.7	8.0	7.7
AR	2.7	2.0	1.5	1.7	1.2	0.5	0.1	0.6	0.7	0.2	11.3	12.4	(9.5)
DE	0.2	0.2	0.1	0.7	0.0	0.0	0.0	0.0	0.0	0.0	1.4	0.6	94.0
FL	11.0	7.2	3.5	0.6	1.0	0.5	0.2	3.2	7.3	1.0	35.6	29.4	21.3
GA	8.0	5.1	5.7	3.5	1.9	1.7	0.2	7.1	5.8	1.5	40.5	39.4	2.8
ID	2.4	0.9	1.4	0.0	0.3	0.4	0.1	0.0	0.0	0.0	5.6	4.1	29.5
IL	23.4	13.2	10.1	17.2	3.6	1.8	0.7	5.1	3.9	1.5	80.5	80.8	(0.4)
IN	16.8	11.5	8.5	9.6	2.2	1.6	0.7	5.7	5.2	1.4	63.3	63.2	(0.1)
IA	6.5	3.5	2.6	7.2	1.3	0.7	0.3	0.9	0.9	0.4	24.3	23.5	2.7
KS	2.7	2.7	1.2	2.3	0.9	0.4	0.1	1.0	1.2	0.3	12.8	11.7	10.5
KY	5.9	5.4	4.1	0.9	1.3	0.7	0.2	4.1	3.1	0.9	26.5	25.5	3.8
MD	4.1	1.6	3.2	2.8	0.3	0.5	0.1	0.0	0.3	0.1	13.0	10.6	23.3
MI	10.6	6.7	5.0	5.6	3.3	1.4	0.4	3.0	3.0	0.7	39.9	43.5	(8.3)
MN	8.1	5.0	3.3	2.8	1.4	0.7	0.3	1.5	1.3	0.9	25.3	23.2	8.7
MO	8.2	5.4	3.3	5.1	1.6	0.4	0.3	0.6	1.0	0.2	26.1	24.4	7.0
MT	3.9	1.9	2.0	0.1	0.3	0.1	0.1	0.0	0.0	0.0	8.4	7.1	17.4
NE	2.0	1.5	0.8	2.1	0.5	0.4	0.1	0.2	0.3	0.1	8.0	9.7	(18.9)
NH	0.9	0.7	0.4	0.9	0.2	0.1	0.0	0.2	0.2	0.1	3.6	3.6	(0.3)
NY	7.7	1.6	2.2	0.9	0.3	1.0	0.1	0.0	0.0	0.0	13.8	11.2	23.1
NC	12.2	7.5	5.9	7.9	3.2	1.9	0.3	0.3	0.3	0.6	40.2	36.8	9.0
ND	1.4	1.0	0.7	0.0	0.2	0.2	0.0	0.1	0.1	0.0	3.9	3.7	0.7
OH	47.9	25.6	18.8	(0.4)	5.7	5.9	1.2	27.7	18.9	6.6	158.0	163.1	(3.1)
PA	14.3	8.2	8.5	15.9	2.6	1.8	0.5	1.7	1.2	0.8	55.6	55.0	1.0
SC	3.8	2.2	2.1	1.6	0.6	0.6	0.1	0.0	0.0	0.1	11.1	10.2	9.7
SD	1.2	0.7	0.7	1.6	0.1	0.2	0.0	0.0	0.0	0.0	4.7	4.2	9.2
TN	7.7	4.9	4.8	4.3	2.6	1.1	0.3	1.8	1.9	0.7	30.3	29.9	1.0
UT	2.9	1.1	1.3	0.1	0.1	0.5	0.1	0.0	0.0	0.0	6.1	4.1	46.8
VT	1.3	1.0	0.7	2.0	0.3	0.1	0.1	0.2	0.2	0.1	5.9	5.5	10.7
VA	10.7	8.0	7.7	8.0	1.3	1.1	0.3	2.1	1.6	0.6	41.4	40.3	2.7
WV	2.8	1.8	1.7	0.0	0.6	0.2	0.1	0.0	0.2	0.1	7.5	7.2	5.7
WI	9.3	5.0	3.3	9.6	1.3	0.7	0.4	2.0	1.5	0.7	33.8	36.7	7.4
All Other	2.6	1.1	1.2	1.4	0.0	0.3	0.0	0.0	0.1	0.0	6.8	6.0	22.8
Total Agency Direct	$252.5	$150.3	$121.1	$116.6	$42.7	$28.2	$7.8	$72.8	$65.3	$20.8	$878.1	$856.3	2.5
Other Direct	0.0	0.0	0.2	0.1	0.2	1.7	0.0	0.7	0.2	0.4	3.5	3.9	(11.7)
Total Direct	$252.5	$150.3	$121.4	$116.7	$42.9	$29.8	$7.8	$73.5	$65.4	$21.2	$881.6	$860.2	2.4

2007 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Commercial Casualty
Written premiums				$245	$204	$196	$209	$228		$408		$590		$779
Earned premiums				209	219	207	208	197		373		564		759
Loss and loss expenses ratio				53.5%	58.8%	49.4%	51.8%	51.3%		53.7%		51.6%		39.7%
Less catastrophe loss ratio				-	-	-	-	-		-		-		-
Loss and loss expenses excluding catastrophe loss ratio				53.5%	58.8%	49.4%	51.8%	51.3%		53.7%		51.6%		39.7%

Commercial property:
Written premiums				$138	$124	$126	$122	$134		$261		$382		$502
Earned premiums				123	123	123	123	121		247		366		493
Loss and loss expenses ratio				53.6%	47.0%	54.9%	55.8%	72.6%		53.6%		65.6%		62.0%
Less catastrophe loss ratio				6.9	7.1	9.9	15.9	22.7		2.5		15.3		14.1
Loss and loss expenses excluding catastrophe loss ratio				46.7%	39.9%	45.0%	39.9%	49.9%		51.1%		50.3%		47.9%

Commercial auto:
Written premiums				$124	$105	$105	$115	$126		$233		$341		$448
Earned premiums				113	116	113	112	112		226		340		457
Loss and loss expenses ratio				64.6%	58.5%	72.8%	57.0%	57.7%		59.0%		59.6%		60.1%
Less catastrophe loss ratio				(0.2)	0.6	(0.5)	3.1	0.6		0.1		0.1		0.1
Loss and loss expenses excluding catastrophe loss ratio				64.8%	57.9%	73.3%	53.9%	57.1%		58.9%		59.5%		60.0%

Workers' compensation:
Written premiums				$113	$91	$85	$91	$111		$182		$258		$338
Earned premiums				92	95	93	90	88		161		244		328
Loss and loss expenses ratio				76.5%	89.3%	90.3%	83.1%	78.6%		76.9%		75.9%		90.9%
Less catastrophe loss ratio				-	-	-	-	-		-		-		-
Loss and loss expenses excluding catastrophe loss ratio				76.5%	89.3%	90.3%	83.1%	78.6%		76.9%		75.9%		90.9%

Specialty package:
Written premiums				$41	$35	$35	$34	$40		$71		$105		$138
Earned premiums				36	35	35	35	36		68		103		137
Loss and loss expenses ratio				69.6%	44.9%	74.2%	82.1%	64.3%		72.4%		71.5%		67.0%
Less Catastrophe loss ratio				7.0	5.8	7.1	29.2	3.6		3.1		5.4		5.2
Loss and loss expenses excluding catastrophe loss ratio				62.6%	39.1%	67.1%	52.9%	60.7%		69.3%		66.1%		61.8%

Surety and executive risk:
Written premiums				$25	$23	$28	$24	$22		$38		$63		$85
Earned premiums				24	24	24	24	21		38		59		80
Loss and loss expenses ratio				24.0%	36.3%	47.3%	89.6%	26.5%		16.9%		22.0%		34.2%
Less catastrophe loss ratio				-	-	-	-	-		-		-		-
Loss and loss expenses excluding catastrophe loss ratio				24.0%	36.3%	47.3%	89.6%	26.5%		16.9%		22.0%		34.2%

Machinery and equipment:
Written premiums				$7	$7	$7	$8	$7		$15		$22		$29
Earned premiums				7	7	7	7	7		14		20		27
Loss and loss expense ratio				28.2%	62.4%	45.2%	27.0%	32.2%		29.6%		34.8%		42.0%
Less catastrophe loss ratio				(1.6)	(0.5)	2.1	-	-		0.1		0.8		0.4
Loss and loss expense excluding catastrophe loss ratio				29.8%	62.9%	43.1%	27.0%	32.2%		29.5%		34.0%		41.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Personal auto:
Written premiums				$72	$79	$96	$104	$79		$184		$279			$359
Earned premiums				88	91	95	98	101		199		294			385
Loss and loss expenses ratio				66.5%	74.3%	60.6%	65.8%	60.1%		62.9%		62.2%			65.0%
Less catastrophe loss ratio				(2.3)	5.7	1.4	3.6	0.8		2.2		2.0		0	2.8
Loss and loss expenses excluding catastrophe loss ratio				68.8%	68.6%	59.2%	62.2%	59.3%		60.7%		60.2%			62.2%

Homeowner:
Written premiums				$61	$66	$79	$83	$62		$144		$224			$290
Earned premiums				71	70	72	74	73		146		219			289
Loss and loss expenses ratio				50.0%	80.8%	93.9%	93.1%	64.0%		78.6%		83.7%			83.0%
Less catastrophe loss ratio				(7.5)	36.0	15.0	33.1	11.1		22.1		19.8			23.7
Loss and loss expenses excluding catastrophe loss ratio				57.5%	44.8%	78.9%	60.0%	52.9%		56.5%		63.9%			59.3%

Other personal:
Written premiums				$20	$21	$23	$24	$20		$44		$67			$87
Earned premiums				22	22	22	22	22		45		66			88
Loss and loss expenses ratio				43.4%	45.6%	63.3%	80.9%	47.4%		64.2%		63.9%			59.4%
Less Catastrophe loss ratio				(0.1)	9.9	5.2	10.8	3.8		7.4		6.6			7.4
Loss and loss expenses excluding catastrophe loss ratio				43.5%	35.7%	58.1%	70.1%	43.6%		56.8%		57.3%			52.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 First-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Premiums
Adjusted written premiums (statutory)*	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472
Codification	-	-	-	-	-	402	(55)	-	-	-
Written premium adjustment -- statutory only	6	(21)	(29)	26	117	-	-	-	-	-
Reported written premiums (statutory)**	3,178	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472
Unearned premiums change	(14)	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)
Earned premiums (GAAP)	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%
Written premiums (statutory)	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%
Earned premiums	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%

Statutory combined ratio
Reported statutory combined ratio*	93.9%	89.0	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%
Codification	-	-	-	-	-	4.1	(0.9)	-	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	-	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-	-
Statutory combined ratio (adjusted)	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%
Less catastrophe losses	5.5	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	-	-	-	-	-	2.6	(0.5)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.8	-	-	-	-
One-time item	-	-	-	-	-	-	-	-	-
Commission expense ratio (adjusted)	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	-	-	-	-	-	1.5	(0.4)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	0.4	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-
Other expense ratio (adjusted)	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	-	-	-	-	-	4.1	(0.9)	-	-
Written premium adjustment -- statutory only	nm	nm	nm	nm	1.2	-	-	-	-
One-time item	-	-	-	0.8	-	-	(1.7)	-	-
Statutory expense ratio (adjusted)	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%
One-time item	-	-	-	0.8	-	-	(2.1)	-	-	-
GAAP combined ratio before one-time item	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.672	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	0.001	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.673	0.734	0.714	1.012	1.117	1.023

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2007 First-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$2,435	$2,306	$2,209	$2,009	$1,795	$1,551
Codification	-	-	-	-	-	276
Written premium adjustment – statutory only	7	(16)	(23)	22	110	-
Reported written premiums (statutory)	$2,442	$2,290	$2,186	$2,031	$1,905	$1,827
Unearned premiums change	(40)	(36)	(60)	(123)	(184)	(374)
Earned premiums (GAAP)	$2,402	$2,254	$2,126	$1,908	$1,721	$1,453

Year-over-year growth rate:
Adjusted written premiums (statutory)	5.6%	4.4%	10.0%	11.9%	15.8%	16.9%
Written premiums (statutory)	6.6%	4.8%	7.6%	6.6%	4.2%	43.3%
Earned premiums	6.6%	6.0%	11.4%	10.8%	18.6%	17.9%

Statutory combined ratio
Reported statutory combined ratio*	90.8%	87.1	83.7%	90.9%	95.3%	96.7%
Codification	-	-	-	-	-	4.0
Written premium adjustment – statutory only	nm	nm	nm	nm	1.5	-
One-time item	-	-	-	0.7	-	-
Statutory combined ratio (adjusted)	90.8%	87.1%	83.7%	91.6%	96.8%	100.7%
Less catastrophe losses	3.7	3.4	3.4	2.2	2.3	1.9
Statutory combined ratio excluding catastrophe losses (adjusted)	87.1%	83.7%	80.3%	89.4%	94.5%	98.8%

GAAP combined ratio
GAAP combined ratio	91.3%	87.4%	84.1%	91.3%	96.6%	101.7%
One-time item	-	-	-	0.8	-	-
GAAP combined ratio before one-time item	91.3%	87.4%	84.1%	92.1%	96.6%	101.7%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums (statutory)*	$737	$791	$817	$780	$701	$637
Codification	-	-	-	-	-	126
Written premium adjustment – statutory only	(1)	(5)	(6)	4	7	-
Reported written premiums (statutory)	$736	$786	$811	$784	$708	$763
Unearned premiums change	26	18	(18)	(39)	(38)	(143)
Earned premiums (GAAP)	$762	$804	$793	$745	$670	$620

Year-over-year growth rate:
Adjusted written premiums (statutory)	(6.8)%	(3.2)%	4.7%	12.0%	9.8%	4.6%
Written premiums (statutory)	(6.4)%	(3.1)%	3.4%	10.8%	(7.2)%	26.1%
Earned premiums	(5.2)%	1.4%	6.4%	11.2%	8.1%	4.0%

Statutory combined ratio
Reported statutory combined ratio*	103.6%	94.3	104.6%	102.9%	106.5%	105.9%
Codification	-	-	-	-	-	4.6
Written premium adjustment – statutory only	nm	nm	nm	nm	0.3	-
One-time item	-	-	-	1.0	-	-
Statutory combined ratio (adjusted)	103.6%	94.3%	104.6%	103.9%	106.8%	110.5%
Less catastrophe losses	11.3	6.3	9.7	7.3	7.1	5.8
Statutory combined ratio excluding catastrophe losses (adjusted)	92.3%	88.0%	94.9%	96.6%	99.7%	104.7%

GAAP combined ratio
GAAP combined ratio	103.6%	94.4%	105.0%	103.6%	107.6%	112.4%
One-time item	-	-	-	1.1	-	-
GAAP combined ratio before one-time item	103.6%	94.4%	105.0%	104.7%	107.6%	112.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm – Not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended							Six months ended		Nine months ended		Twelve months ended
12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$811	$785	$787	$804	$796		$1,600		$2,387		$3,172
Written premium adjustment – statutory only			35	(30)	(7)	10	33		43		36		6
Reported written premiums (statutory)*			$846	$755	$780	$814	$829		$1,643		$2,423		$3,178
Unearned premiums change			(61)	47	11	(21)	(51)		(72)		(60)		(14)
Earned premiums			$785	$802	$791	$793	$778		$1,571		$2,363		$3,164

Statutory combined ratio
Statutory combined ratio			87.7%	95.9%	96.4%	93.7%	89.6%		91.7%		93.2%		93.9%
Less catastrophe losses			0.4	5.5	3.5	8.0	5.0		6.5		5.5		4.1
Statutory combined ratio excluding catastrophe losses			87.3%	90.4%	92.9%	85.7%	84.6%		85.2%		87.7%		89.8%

Commission expense ratio			18.0%	19.9%	19.3%	17.6%	18.2%		17.9%		18.3%		18.7%
Other expense ratio			11.4%	13.4%	11.9%	10.8%	10.8%		10.8%		11.2%		11.7%
Statutory expense ratio			29.4%	33.3%	31.2%	28.4%	29.0%		28.7%		29.5%		30.4%

GAAP combined ratio
GAAP combined ratio			89.6%	94.5%	96.1%	94.5%	92.0%		93.3%		94.2%		94.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm – Not meaningful
*Statutory data prepared in accordance with statutory accounting rules ad defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)						Three months ended		Six months ended		Nine months ended		Twelve months ended
12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$658	$618	$589	$593	$635		$1,228		$1,817		$2,435
Written premium adjustment -- statutory only			35	(29)	(7)	10	33		43		36		7
Reported written premiums (statutory)*			$693	$589	$582	$603	$668		$1,271		$1,853		$2,442
Unearned premiums change			(89)	30	20	(4)	(86)		(90)		(69)		(40)
Earned premiums			$604	$619	$602	$599	$582		$1,181		$1,784		$2,402

Statutory combined ratio
Statutory combined ratio			86.5%	92.4%	94.1%	89.6%	87.5%		88.6%		90.3%		90.8%
Less catastrophe losses			1.8	1.9	2.3	5.6	5.1		5.3		4.3		3.7
Statutory combined ratio excluding catastrophe losses			84.7%	90.5%	91.8%	84.0%	82.4%		83.3%		86.0%		87.1%

GAAP combined ratio
GAAP combined ratio			88.9%	91.1%	93.4%	90.3%	90.5%		90.4%		91.4%		91.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm – Not meaningful
*Statutory data prepared in accordance with statutory accounting rules ad defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended							Six months ended		Nine months ended		Twelve months ended
12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06
Premiums
Adjusted written premiums (statutory)			$153	$167	$198	$211	$161		$372		$570		$737
Written premium adjustment -- statutory only			-	(1)	-	-	-		-		-		(1)
Reported written premiums (statutory)*			$153	$166	$198	$211	$161		$372		$570		$736
Unearned premiums change			28	17	(9)	(17)	35		18		9		26
Earned premiums			$181	$183	$189	$194	$196		$390		$579		$762

Statutory combined ratio
Statutory combined ratio			93.5%	107.7%	104.0%	106.4%	98.1%		101.6%		102.3%		103.6%
Less catastrophe losses			(4.1)	17.9	7.1	15.6	5.0		10.3		9.2		11.3
Statutory combined ratio excluding catastrophe losses			97.6%	89.8%	96.9%	90.8%	93.1%		91.3%		93.1%		92.3%

GAAP combined ratio
GAAP combined ratio			92.0%	106.0%	104.4%	107.6%	96.4%		102.0%		102.8%		103.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm – Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended March 31,
	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$-	$-	$-	-
Life	38,946,474	34,874,544	4,071,930	11.68
Accident health	1,758,851	1,733,897	24,954	1.44
Premiums ceded	(10,286,342)	(10,320,610)	34,268	(0.33)
Total premiums earned	30,418,983	26,287,831	4,131,152	15.72
Investment income	28,312,584	26,275,186	2,037,398	7.75
Realized investment gains and losses	8,144,413	42,334,256	(34,189,843)	(80.76)
Other income	1,365,571	746,054	619,517	83.04
Total revenues	$68,241,551	$95,643,327	$(27,401,776)	(28.65)

Benefits & expenses:
Losses & policy benefits	$36,890,212	$29,334,621	$7,555,591	25.76
Reinsurance recoveries	(9,652,925)	864,998	(10,517,923)	(1,215.95)
Commissions	8,939,275	8,406,916	532,359	6.33
Other operating expenses	7,485,553	6,142,293	1,343,260	21.87
Interest expense	-	-	-	-
Taxes, licenses & fees	946,862	830,409	116,453	14.02
Incr deferred acq expense	(3,936,437)	(4,942,405)	1,005,968	(20.35)
Other expenses	64	64	-	0.00
Total expenses	$40,672,604	$40,636,896	$35,708	0.09

Income before income taxes	$27,568,947	$55,006,431	$(27,437,484)	(49.88)

Provision for income taxes:
Current	$2,700,754	$2,133,775	$566,979	26.57
Current capital gains/losses	2,870,544	14,816,990	(11,946,446)	(80.63)
Deferred	4,059,429	2,992,000	1,067,429	35.68
Total income taxes	$9,630,727	$19,942,765	$(10,312,038)	(51.71)

Net income	$17,938,220	$35,063,666	$(17,125,446)	(48.84)

2007 First-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
	2007	2006	% Change

Net premiums written	$40,441,018	$38,308,469	5.57
Net investment income	28,317,576	26,275,186	7.77
Amortization of interest maintenance reserve	18,286	36,581	(50.01)
Commissions and expense allowances on reinsurance ceded	1,962,088	2,006,600	(2.22)
Income from fees associated with Separate Accounts	1,365,571	746,054	83.04
Total revenues	$72,104,539	$67,372,890	7.02

Death benefits and matured endowments	7,025,780	10,440,252	(32.70)
Annuity benefits	8,446,244	7,835,974	7.79
Disability benefits and benefits under accident and health contracts	392,588	124,030	216.53
Surrender benefits and group conversions	4,872,348	7,382,751	(34.00)
Interest and adjustments on deposit-type contract funds	2,701,644	2,851,152	(5.24)
Increase in aggregate reserves for life and accident and health contracts	27,127,730	21,550,983	25.88
Payments on supplementary contracts with life contingencies	90,522	75,477	19.93
Total benefit expenses	$50,656,856	$50,260,619	0.79

Commissions	$8,834,275	$8,307,166	6.35
General insurance expenses and taxes	9,826,285	8,395,309	17.04
Increase in loading on deferred and uncollected premiums	(1,378,574)	(1,353,692)	1.84
Net transfers to or (from) Separate Accounts	-	-	-
Other deductions	64	64	0.60
Total operating expenses	$17,282,050	$15,348,846	12.60

Federal and Foreign Income Taxes Incurred	2,611,204	1,889,192	38.22

Net gain from operations before realized capital gains or (losses)	$1,554,429	$(125,768)	(1,335.95)

Net realized gains or (losses) net of capital gains tax	5,811,552	27,697,576	(79.02)

Net Income (Statutory)	$7,365,981	$27,571,808	(73.28)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 First-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06	06/30/07	06/30/06	09/30/07	09/30/06	12/31/07	12/31/06
Gross Written Premiums				$53	$54	$50	$51	$50		$101		$152		$206
Bank Owned Life Insurance (BOLI) Adjustment				-	-	-	-	-		-		-		-
Adjusted Gross Written Premiums				$53	$54	$50	$51	$50		$101		$152		$206

Insurance Expense				$9	$10	$7	$7	$7		$14		$21		$31

Expense Ratio				17.7%	17.8%	14.7%	13.5%	14.5%		14.0%		14.0%		15.0%
Expense Ratio based on Adjusted Gross Written Premium				17.7%	17.8%	14.7%	13.5%	14.5%		14.0%		14.0%		15.0%

(Dollars in millions)	Years ended December 31,
	2006	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$206	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	-	-	(10)	-	(34)	-	(20)
Adjusted Gross Written Premiums	$206	$249	$220	$173	$210	$122	$137

Insurance Expense	$31	$29	$25	$25	$27	$25	$20

Expense Ratio	15.0%	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	15.0%	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 First-Quarter Supplement